Kemper Target Equity Fund
Kemper Retirement Fund Series I, II, III, IV and V

SEMIANNUAL REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED DECEMBER 31, 1995

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide long-term growth of capital

"..Low Inflation and declining interest rates to a certain extent gave us the best of both worlds -- strong performance for both the stock and bond portions of the portfolios."

Table of
Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
10
Individual Holdings
11
Descriptions of
Individual Holdings
12
Portfolio of
Investments
20
Financial Statements
24
Notes to
Financial Statements
27
Financial Highlights


At A Glance
Total Returns*

For the six-month period ended December 31, 1995 (unadjusted for any sales charge):


                                  KEMPER RETIREMENT FUND
                                  SERIES I                 8.04%
                                  KEMPER RETIREMENT FUND
                                  SERIES II                7.51%
                                  KEMPER RETIREMENT FUND
                                  SERIES III               8.56%
                                  KEMPER RETIREMENT FUND
                                  SERIES IV                9.03%
                                  KEMPER RETIREMENT FUND
                                  SERIES V                 9.64%



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                         AS OF             AS OF
                                       12/31/95           6/30/95
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND
SERIES I                               $10.87             $11.19
KEMPER RETIREMENT FUND
SERIES II                              $12.61             $12.94
KEMPER RETIREMENT FUND
SERIES III                             $10.64             $10.75
KEMPER RETIREMENT FUND
SERIES IV                              $10.56             $10.07
KEMPER RETIREMENT FUND
SERIES V                               $10.08              $9.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE REPORTING PERIOD, KEMPER RETIREMENT FUND SERIES I-V PAID THE FOLLOWING DIVIDENDS:

                             INCOME    SHORT-TERM    LONG-TERM
                            DIVIDEND  CAPITAL GAIN  CAPITAL GAIN
--------------------------------------------------------------------------------

                SERIES I    $0.44     $0.31         $0.45
                SERIES II   $0.57     $0.27         $0.44
                SERIES III  $0.44     $0.23         $0.34
                SERIES IV   $0.41        --            --
                SERIES V    $0.36        --            --
--------------------------------------------------------------------------------



About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's semiannual and annual reports are one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund during the six-month period ended December 31, 1995. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.

    Specifically, your report now includes:

    - Terms you need to know related to your fund

    - A look at your fund's largest individual holdings

    If you have any comments about the revised format, please write to:

    Kemper Funds
    Shareholder Communications
    120 South LaSalle Street
    Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

        What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

        Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

        Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

        Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

        Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

        As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

        The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

        As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Stephen B. Timbers

Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER



February 20, 1996
+SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE 1928 (TOWERS DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                   Now (1/31/96)     6 months ago    1 year ago     2 years ago
    10-Year Treasury rate(1)           5.65            6.49            7.47           5.97
    Prime rate(2)                      8.50            8.75            9.00           6.00
    Inflation rate(3)                  2.60            2.90            2.87           2.52
    The U.S. Dollar(4)                -0.57           -4.11           -5.54          -0.07
    Capital goods orders(5)*          11.63            7.10           23.00          15.48
    Industrial production(6)           0.07            3.17            5.41           4.21
    Employment growth(7)               1.18            2.03            3.15           2.49


*    Data as of December 31, 1995

1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on corporate profits and equity performance.

7  An influence on family income and retail sales.

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

Performance Update

[MCCORMICK PHOTO]

Tracy McCormick Chester joined Kemper Financial Services, Inc. (KFS) in 1994 and is now a first vice president of KFS and vice president and the portfolio manager of Kemper Retirement Fund Series. Ms. McCormick Chester received both her B.A. and M.B.A. degrees from Michigan State University.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

THE SECOND HALF OF 1995 WAS MARKED BY SLOWER CORPORATE EARNINGS GROWTH AND DECLINING INTEREST RATES. PORTFOLIO MANAGER TRACY MCCORMICK CHESTER EXPLAINS HOW THESE TRENDS INFLUENCED THE MARKETS AND HER STRATEGY FOR THE KEMPER RETIREMENT FUND SERIES.

Q. DURING THE SECOND HALF OF 1995 -- THE PERIOD THIS REPORT COVERS -- WE SAW INCREASING VOLATILITY FOR A NUMBER OF STOCKS. WHAT BROUGHT THIS ABOUT?

A. To a large extent, I think investors were reacting (and in some cases OVER-reacting) to mixed economic data. Some reports suggested the economy would maintain a "soft landing," others anticipated a strengthening economy, and a few economists even began to warn about recession. Investors became confused and the market became very rotational. Certain sectors were heavily favored one week, then virtually ignored the next. In this environment some stocks experienced striking price moves in both directions.

        Keep in mind that the market had been very strong -- and grown increasingly speculative -- since late 1994. By the fourth quarter of 1995 quite a few stocks were over-extended in terms of valuation. When some disappointing earnings announcements began to emerge, investors wondered whether the party might be over, and many chose to lock in their profits. This was particularly true in the technology sector.

        From our perspective, the slow down in corporate earnings reflected an inventory correction rather than a slide toward recession. For example, the strong performance of semiconductor and wireless telephone manufacturers had been fueled by expectations of demand continuing to outpace supply. In the third quarter, analysts began to question that assumption and, by the fourth quarter, those concerns were validated by reports from several of those companies. Sales were slowing, inventories were rising and it was apparent that many companies were going to have to reduce prices. This, of course, translates into smaller profit margins down the line.

Q.      HOW DID YOU POSITION THE KEMPER RETIREMENT FUND SERIES FOR THIS
ENVIRONMENT?

A. We did our best to stay disciplined with regard to fundamentals. Even though short-term prospects were not as dazzling as they had been, the long-term picture is still positive for many of these companies. In cases where a stock had enjoyed very strong gains and reached our price targets, it was trimmed or eliminated; on the other hand, if a stock had taken a beating but its fundamentals were still favorable, we took the opportunity to add to our position.

        Comparing the funds' top holdings as of December 31 with six months earlier, there was a shift from consumer-oriented stocks like PepsiCo and Johnson & Johnson in favor of more defensive stocks like pharmaceuticals (Pharmacia & UpJohn), telecommunications (SBC, Cincinnati Bell) and energy

Performance Update

(Mobil). During the first half of 1995, we'd placed an emphasis on large companies like Philip Morris and Coca Cola that have significant multinational exposure. Because the dollar was weak relative to the major foreign currencies, these companies were enjoying strong sales overseas and added boost to profits when their earnings were translated back into U.S. dollars. During the summer, it became apparent that the dollar had bottomed and earnings growth for these companies would come under pressure. We trimmed, and in some cases eliminated, those positions.

Q. TECHNOLOGY STOCKS WERE THE TALK OF 1995 -- FOR THEIR STELLAR PERFORMANCE THROUGH MOST OF THE YEAR AND SOME SHARP CORRECTIONS AT YEAR-END. HOW LARGE IS THE KEMPER RETIREMENT FUND SERIES' TECHNOLOGY EXPOSURE, AND HOW DID THE CORRECTION AMONG TECHNOLOGY STOCKS AFFECT PERFORMANCE?

A. I'd started to trim the funds' technology positions -- particularly those in semiconductor and software companies -- in early summer. In our analysis, most of these companies had become fully valued. When tech stocks rallied in July and August, our reduced exposure did limit the funds' gains. But for the rest of the period it served us quite well. Of course, it would have been better to have an even lower exposure when tech stocks corrected at year-end, but the impact on performance was far less severe than it could have been. More recently, I've become a bit more positive on tech stocks. We're seeing some better-quality companies trading at very reasonable valuations.

Q. HEALTH CARE AND FINANCIAL STOCKS WERE ALSO STRONG PERFORMERS IN 1995. HOW WERE THE FUNDS POSITIONED IN THESE SECTORS?

A. As of December 31, the funds held between 4.4% and 6.2% in health care. That's down a bit from earlier in the period. While these stocks definitely contributed to performance in 1995, and I think the sector still offers some potential, we're going to have to be selective. Again, it comes down to fundamentals and discipline. In hindsight, a higher weighting in financials may have boosted performance. But the funds' interest rate exposure is already significant because of the zero-coupon bond component. In the interest of diversification, I thought it was more prudent to try adding value in other areas like basic industries (Monsanto) and aerospace (Boeing, Allied-Signal, Textron) where there is little down-side potential and a lot of room for growth.

Q.      DO THE FUNDS OWN ANY FOREIGN STOCKS?

A. Not at this time. However, modest inflation and a trend toward lower interest rates is making some of the overseas markets more attractive. I'm currently working with our analysts to evaluate some possible opportunities.

Q. AS OF DECEMBER 31, ZERO-COUPON BONDS ACCOUNTED FOR BETWEEN 47% (SERIES I) AND 64% (SERIES IV) OF THE FUNDS' ASSETS. HOW DID THESE BONDS PERFORM DURING THE PERIOD?

A. Very well. Low inflation and declining interest rates to a certain extent gave us the best of both worlds -- strong performance for both the stock AND bond portions of the portfolios. Because zero coupon bonds don't make periodic interest payments, their values are very sensitive to movements in interest rates. When rates fall, as they did during 1995, the value of zero-coupon bonds -- especially those with longer maturities -- tends to rise rapidly. This is because they offer a fixed rate of reinvestment, which becomes more attractive the farther rates fall.

Q. SINCE THE KEMPER RETIREMENT FUND SERIES PORTFOLIOS ARE COMPRISED OF COMMON STOCKS AND ZERO-COUPON BONDS, HOW SHOULD SHAREHOLDERS EVALUATE THE FUNDS' PROGRESS?

A. To evaluate their fund as a whole, shareholders will do best to look at total return, which measures both realized and unrealized appreciation or depreciation of the funds' holdings.

        Performance of the funds' equity (stock) investments can be compared with the Russell 1000(R) Growth Index. However, it's important to realize that there will always be some variance in the performance of the funds and that of the index. This is because of differences in the composition of the

Performance Update

index, which is unmanaged, and the funds' portfolios.
        The bond portion of the portfolios is unmanaged; those securities will stay in the portfolios until maturity. But it's important to be aware of the influence these securities have on the funds' total return. As I mentioned, the value of a zero-coupon bond is very sensitive to changing interest rates. So if we were to see rates climb back up, the value of these bonds would decline. But as they get closer to maturity, at which time they'll attain their face value, the influence of interest rates declines.
        Competitive rankings, such as those provided by Lipper Analytical Services are often helpful in measuring a fund's performance relative to funds with similar investment objectives. However, since the concept of a target equity fund is fairly new, Kemper Retirement Fund Series accounts for 6 of 13 funds in the category (as of December 31, 1995).

Q.      WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. Generally positive. Continued low inflation and steady or declining interest rates should favor the series' growth stock investments as well as their bond holdings. We've positioned the Kemper Retirement Fund Series for continued slow growth, with the potential for a positive bounce in the first half of 1996. I think discussion of an impending recession is very much at odds with an environment of low inflation and declining interest rates. Anything's possible, but I just don't see recession as an immediate threat. Now if the economy were to begin to overheat, we'd be in a difficult position. But based on what I see right now, I don't consider that to be likely in the coming months.


Terms to Know

CORRECTION A sharp, relatively short price decline that temporarily interrupts a persistent upward trend in the market or the price of a stock. Technical analysts note that markets do not move straight up or down and that corrections are to be expected during any long-term move.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect the reinvestment of dividends of the securities in the index.

SECTOR  A specific industry group.

TOTAL RETURN A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

Performance Update

-----------------------------------------------------------------------------------------------------
Average Annual Total Returns*
-----------------------------------------------------------------------------------------------------
FOR PERIODS ENDED DECEMBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)
                                                                      LIFE OF
                                            1-YEAR       5-YEAR        FUND
-----------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES I             17.61%       12.38%       12.63%     (SINCE 2/5/90)
-----------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES II            17.40        12.47        13.12      (SINCE 9/11/90)
-----------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES III           19.82         N/A          9.45      (SINCE 3/10/92)
-----------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES IV            21.18         N/A          7.18      (SINCE 1/15/93)
-----------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES V             22.49         N/A          5.99      (SINCE 11/15/93)
-----------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-----------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Retirement Fund Series I from 1/31/90 to 12/31/95
-----------------------------------------------------------------------------------------------------
                                             1/31/90        12/31/91       12/31/93       12/31/95
- KEMPER RETIREMENT FUND(1)                  $10,000        $15,319        $17,386        $20,169
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000         15,309         16,542         23,770
- RUSSELL 1000(R) GROWTH INDEX++              10,000         15,890         16,742         23,300
-----------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-----------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Retirement Fund Series II from 9/30/90 to 12/31/95
-----------------------------------------------------------------------------------------------------
                                             9/30/90        12/31/91       12/31/93       12/31/95
- KEMPER RETIREMENT FUND(1)                  $10,000        $14,642        $16,977        $19,550
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000         15,662         16,924         24,741
- RUSSELL 1000(R) GROWTH INDEX++              10,000         16,538         17,426         23,128
-----------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]


-----------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Retirement Fund Series III from 3/31/92 to 12/31/95
-----------------------------------------------------------------------------------------------------
                                             3/31/92        12/31/93       12/31/95
- KEMPER RETIREMENT FUND(1)                  $10,000        $11,982        $14,020
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000         11,367         15,481
- RUSSELL 1000(R) GROWTH INDEX++              10,000         11,228         16,010
-----------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-----------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Retirement Fund Series IV from 1/31/93 to 12/31/95
-----------------------------------------------------------------------------------------------------
                                             11/30/93        12/31/94       12/31/95
- KEMPER RETIREMENT FUND(1)                  $10,000        $ 9,569        $12,202
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000         10,410         14,226
- RUSSELL 1000(R) GROWTH INDEX++              10,000         10,053         14,273
-----------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-----------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
KEMPER RETIREMENT FUND SERIES V from 11/30/93 to 12/31/95
-----------------------------------------------------------------------------------------------------
                                             11/30/93       12/31/94       12/31/95
- KEMPER RETIREMENT FUND(1)                  $10,000        $ 9,941        $11,404
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000         10,146         14,334
- RUSSELL 1000(R) GROWTH INDEX++              10,000         10,403         13,785
-----------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends.
Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge of 5.0%. When comparing Kemper Retirement Fund Series to Russell 1000(R) Growth Index+ and Wilshire Large Company Growth Index, ++ you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices. Beginning next year, we will stop showing the Wilshire Large Company Growth Index and will only show the Russell 1000(R) Growth Index, a more readily available index.

+ The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.

++ The Wilshire Large Company Growth Index is an unmanaged index, which generally represents the market for stocks of larger companies (selected on the basis of sales growth, return on equity, and dividend payout). Source is Wilshire Associates Incorporated.

Special Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, the results of the proxy solicitation were announced at a special shareholder meeting. Kemper Target Equity Fund shareholders were asked to vote on three separate issues: election of eight Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. All seven series of Kemper Target Equity Fund voted together on items one and two which is why the number of votes is higher for those items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                                   For         Withheld
             James E. Akins        37,666,268  2,382,927
             Arthur R. Gottschalk  37,676,278  2,374,917
             Frederick T. Kelsey   37,662,263  2,386,932
             David B. Mathis       37,770,396  2,278,799
             Fred B. Renwick       37,690,297  2,358,898
             Stephen B. Timbers    37,718,332  2,330,863
             John B. Tingleff      37,762,386  2,286,809
             John G. Weithers      38,014,696  2,034,499


2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund
   For           Against         Abstain
   37,794,664    521,615         1,732,910


3) Approval of new investment management agreement
               For        Against     Abstain
   Series I    5,413,119  154,775     372,349
   Series II   7,356,465  138,655     434,460
   Series III  6,137,650  142,586     479,511
   Series IV   1,611,806  154,220     506,185
   Series V    7,932,851  119,202     371,142

Individual Holdings

THE FUNDS' LARGEST STOCK HOLDINGS
PERCENTAGES BASED ON FUNDS' TOTAL NET ASSETS


-------------------------------------------------------------------------------
    Holdings             Series I   Series II  Series III  Series IV  Series V
-------------------------------------------------------------------------------

Monsanto Co.               1.35%      0.89%      0.96%       0.97%      1.15%
-------------------------------------------------------------------------------
GM Hughes Electronics      1.13%      0.82%      0.89%       0.82%      0.89%
Corp.
-------------------------------------------------------------------------------
SBC Communications, Inc.   0.93%        --         --          --         --
-------------------------------------------------------------------------------
Pharmacia & Upjohn Inc.    0.93%      0.61%      0.75%       0.67%      0.73%
-------------------------------------------------------------------------------
Compaq Computer Corp.      0.92%      0.68%      0.79%       0.66%      0.73%
-------------------------------------------------------------------------------
Cincinnati Bell            0.89%      0.61%      0.76%       0.64%      0.70%
-------------------------------------------------------------------------------
Intel Corp.                0.85%      0.65%      0.73%       0.69%      0.69%
-------------------------------------------------------------------------------
Fluor Corp.                0.85%      0.60%        --          --         --
-------------------------------------------------------------------------------
Mobil Corp.                0.84%      0.66%      0.68%       0.61%      0.65%
-------------------------------------------------------------------------------
Walt Disney Co.            0.84%        --         --          --       0.65%
-------------------------------------------------------------------------------
BMC Software                 --       0.61%      0.67%       0.56%        --
-------------------------------------------------------------------------------
Allied-Signal                --         --       0.67%       0.56%        --
-------------------------------------------------------------------------------
Enron Corp.                  --       0.60%      0.68%       0.57%      0.68%
-------------------------------------------------------------------------------
Microsoft Corp.              --         --         --          --       0.66%
-------------------------------------------------------------------------------

Description of Individual Holdings

DESCRIPTION OF THE FUNDS' LARGEST STOCK HOLDINGS

Largest Holdings

--------------------------------------------------------------------------------
Holdings
--------------------------------------------------------------------------------
Monsanto Co.    Manufactures and sells a wide variety of agricultural and
                chemical products, man-made fiber, plastics and resin products, prescription drugs and artificial sweeteners.

GM Hughes       A world leader in the design, manufacture and  marketing of
Electronics     advanced electronic systems for automotive,
Corp.           telecommunications and defense applications; a leading
                manufacturer and private owner and operator of commercial communications satellites.

SBC             One of the world's leading diversified telecommunications
Communications, companies; provides innovative products and services over
Inc.            its local network; also serves international markets
                including England, Mexico, France, Chile, South Korea,
                Israel and Australia.

Pharmacia       Engaged in the discovery, development, manufacturing
& Upjohn Inc.   and marketing of human pharmaceuticals, specialty chemicals and animal health products.


Compaq Computer Designs, develops, manufactures and markets personal
Corp.           computers for business and professional users.

Cincinnati Bell Provides telecommunications services, information systems and marketing services.

Intel Corp.     Designs, develops, manufactures and sells advanced
                micro-computer components such as integrated circuits and other related products.

Fluor Corp.     Provides design engineering, construction, product
                management, maintenance and tracking services to an extensive range of industrial, community, natural resource, energy and government clients worldwide.

Mobil Corp.     Produces, transports, refines and markets petroleum and
                natural gas and related products.

Walt Disney Co. Develops and produces family entertainment such as theme parks and resorts, film, television and consumer products.

BMC Software    Develops, markets and supports standard systems software
                products to enhance IBM's database management and data communications systems.

Allied-Signal   Engaged in three segments which include aerospace,
                automotive and engineered materials.

Enron Corp.     Gathers, transports and markets natural gas.

Microsoft       Designs, develops, markets and supports a variety of
Corp.           micro-computer software, operating systems, language and
                application programs, related books and
                peripheral devices.

Portfolios of Investments

KEMPER RETIREMENT FUND--
SERIES I THROUGH SERIES V

PORTFOLIOS OF INVESTMENTS AT DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                             SERIES I
----------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                        AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--47.1%,
62.2%, 58.5%,
63.6% AND 57.2%
                                   U.S. Treasury, zero coupon, 1999 through 2004
                                   (Cost: $44,876, $96,484, $65,835, $92,497 and
                                   $66,737)                                             $62,700    $51,118
==========================================================================================================
                                                                                         NUMBER
                                                                                      OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS

ADVERTISING, BROADCASTING
AND PUBLISHING--2.5%,
1.8%, 2.0%, 1.8%
AND 1.9%
                               (a) Cox Communications Inc.                               18,000        351
                                   Harcourt General                                      12,000        503
                                   Interpublic Group of Companies                        10,000        434
                                   Liberty Media Group "A"                               20,000        538
                                   Readers Digest Association, Inc.                          --         --
                               (a) Tele-Communications, International                    15,000        298
                               (a) Viacom International "B"                              11,192        529
                                   =======================================================================
                                                                                                     2,653
                                   -----------------------------------------------------------------------
CHEMICALS--3.3%, 2.3%,
2.6%, 2.5% AND 2.8%
                                   Air Products & Chemicals                               8,000        422
                                   B.F. Goodrich Co.                                      8,000        545
                                   E.I. DuPont de Nemours & Co.                           8,500        594
                                   Monsanto Co.                                          12,000      1,470
                                   Praxair, Inc.                                         15,300        514
                                   =======================================================================
                                                                                                     3,545
                                   -----------------------------------------------------------------------
COMPUTER SOFTWARE,
ELECTRONIC DATA
PROCESSING AND
ELECTRONIC
COMPONENTS--7.6%,
5.6%, 6.4%, 5.6%
AND 6.2%
                               (a) Atmel Corporation                                      9,000        201
                                   Bay Networks                                           4,500        185
                               (a) BMC Software                                          20,000        855
                               (a) Cisco Systems                                          4,000        299
                               (a) Compaq Computer Corp.                                 21,000      1,008
                                   First Data Corporation                                 7,000        468
                                   General Motors-Electronic Data Systems                 9,300        484
                                   Hewlett-Packard, Co.                                   7,600        637
                                   Intel Corp.                                           16,400        931
                                   Linear Technology Corp.                                8,000        314
                               (a) LSI Logic Corp.                                       15,000        491
                               (a) Microsoft Corp.                                        9,000        790
                               (a) Parametric Technology Corp.                            8,000        532
                               (a) Silicon Graphics Inc.                                 17,000        468
                               (a) Softkey International                                  8,000        185
                               (a) Sun Microsystems                                       8,400        383
                                   =======================================================================
                                                                                                     8,231
                                   -----------------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--3.5%, 2.5%,
2.9%, 2.5% AND 2.9%
                                   Gillette Co.                                           7,000        365
                                   PepsiCo                                               12,500        698
                                   Philip Morris Companies                                8,100        733
                                   Pioneer Hi-Bred International                          3,000        167
                                   Procter & Gamble Co.                                   7,000        581
                                   Sara Lee Corp.                                        20,000        638
                                   Warnaco Group                                         25,000        625
                                   =======================================================================
                                                                                                     3,807
                                   -----------------------------------------------------------------------

Portfolios of Investments

----------------------------------------------------------------------------------------------------------
       SERIES II                  SERIES III                SERIES IV                    SERIES V
----------------------------------------------------------------------------------------------------------
 PRINCIPAL                   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
    AMOUNT         VALUE        AMOUNT       VALUE        AMOUNT       VALUE        AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
  $138,700      $108,583      $103,400     $74,319      $141,400     $95,813      $129,700     $78,765
==========================================================================================================
    NUMBER                      NUMBER                    NUMBER                    NUMBER
 OF SHARES         VALUE     OF SHARES       VALUE     OF SHARES       VALUE     OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------
    20,000           390        18,000         351        18,000         351        18,000         351
    14,000           586        10,000         419        12,000         503        12,000         503
    12,000           521        10,000         434        10,000         434        10,000         434
    22,000           591        20,000         538        20,000         538        20,000         538
        --            --            --          --            --          --            50           3
    18,000           358        15,000         298        15,000         298        15,000         298
    13,010           616         9,373         444        11,374         539        11,798         559
==========================================================================================================
                   3,062                     2,484                     2,663                     2,686
----------------------------------------------------------------------------------------------------------
     9,800           517         7,700         406        11,300         596        11,700         617
    10,000           681         8,000         545         8,000         545         8,000         545
    10,200           713         8,500         594         8,500         594         8,500         594
    12,800         1,568        10,000       1,225        12,000       1,470        13,000       1,593
    17,300           582        14,400         484        14,400         484        14,400         484
==========================================================================================================
                   4,061                     3,254                     3,689                     3,833
----------------------------------------------------------------------------------------------------------
    11,000           246         9,000         201         9,000         201         9,000         201
     5,250           216         4,500         185         4,500         185         4,500         185
    25,000         1,069        20,000         855        20,000         855        20,000         855
     5,500           410         4,800         358         5,100         381         4,500         335
    25,000         1,200        21,000       1,008        21,000       1,008        21,000       1,008
     8,000           535         6,200         414         7,000         468         7,000         468
    11,400           593         8,800         458         9,100         473        11,700         607
     8,500           712         7,200         603         7,800         653         8,200         687
    20,100         1,141        16,400         931        18,400       1,044        16,800         953
    10,000           393         8,000         314         8,000         314         6,000         236
    18,000           590        15,000         491        15,000         491        15,000         491
    11,000           965         9,000         790         9,000         790        10,500         920
     9,000           599         8,000         532         8,000         532         8,000         532
    20,400           561        17,000         468        17,000         468        17,000         468
     9,000           208         8,000         185         8,000         185         8,000         185
     9,800           447         8,000         365         8,400         383         8,400         383
==========================================================================================================
                   9,885                     8,158                     8,431                     8,514
----------------------------------------------------------------------------------------------------------
     8,000           417         7,000         365         7,800         406         7,000         365
    15,000           838        11,500         643        11,500         643        13,500         754
     9,000           815         8,000         724         8,000         724         8,000         724
     3,000           167         3,000         167         3,000         167         3,000         167
     8,000           664         6,500         540         7,000         581         8,000         664
    23,000           732        20,000         638        20,000         638        20,000         638
    30,000           750        25,000         625        25,000         625        25,000         625
==========================================================================================================
                   4,383                     3,702                     3,784                     3,937
----------------------------------------------------------------------------------------------------------

Portfolios of Investments
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                                                    SERIES I
------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER
                                                                                         OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE--
6.2%, 4.5%, 5.1%,
4.4% AND 5.0%
                                     Astra AB                                               12,000    $  467
                                     Baxter International                                   15,000       628
                                 (a) Boston Scientific Corp.                                 6,000       294
                                 (a) Caremark International, Inc.                           19,000       343
                                     Columbia/HCA Healthcare Corp.                          15,000       761
                                 (a) Forest Laboratories                                     5,000       226
                                     Guidant Corporation                                     6,967       294
                                     Johnson & Johnson                                       4,000       343
                                     Medtronic, Inc.                                        10,000       559
                                     Merck & Co., Inc.                                       4,000       263
                                     Pfizer                                                  4,000       252
                                     Pharmacia & Upjohn Inc.                                26,100     1,011
                                 (a) R. P. Scherer Corp.                                    14,200       698
                                     SmithKline Beecham PLC                                 11,000       611
                                     =======================================================================
                                                                                                       6,750
                                     -----------------------------------------------------------------------
ENERGY AND RELATED
SERVICES--3.0%, 2.3%,
2.5%, 2.2% AND 2.4%
                                     Enron Corp.                                            22,800       869
                                     Enron Oil & Gas Co.                                    15,000       360
                                     Mobil Corp.                                             8,200       918
                                     Noble Affiliates                                        9,800       293
                                     Schlumberger Ltd.                                      12,000       831
                                     =======================================================================
                                                                                                       3,271
                                     -----------------------------------------------------------------------
ENTERTAINMENT AND
RESTAURANTS--2.3%, 1.7%,
1.8%, 1.5% AND 1.8%
                                     Carnival Corp.                                         20,000       488
                                 (a) Circus Circus Enterprises                              25,000       697
                                     Walt Disney Co.                                        15,500       915
                                     Wendy's International                                  20,000       425
                                     =======================================================================
                                                                                                       2,525
                                     -----------------------------------------------------------------------
FINANCIAL SERVICES--3.1%,
2.3%, 2.4%, 2.2%
AND 2.4%
                                     Bank of Boston                                          6,600       305
                                     Boatmen's Bancshares                                    8,000       327
                                     Dean Witter Discover                                   16,000       752
                                     Marsh & McLennan Companies, Inc.                        7,000       621
                                     MBIA Inc.                                              10,000       750
                                     Northern Trust Co.                                     10,000       560
                                     =======================================================================
                                                                                                       3,315
                                     -----------------------------------------------------------------------

Portfolios of Investments

--------------------------------------------------------------------------------------------------------
      SERIES II                  SERIES III                 SERIES IV                     SERIES V
--------------------------------------------------------------------------------------------------------
     NUMBER                     NUMBER                     NUMBER                     NUMBER
  OF SHARES      VALUE       OF SHARES      VALUE       OF SHARES      VALUE       OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------
     14,000     $  546          10,000     $  390          10,000     $  390          12,000     $  467
     18,000        754          15,000        628          15,000        628          15,000        628
      7,000        343           6,000        294           6,000        294           6,000        294
     21,000        381          17,000        308          17,000        308          18,000        327
     17,700        898          14,500        736          15,000        761          17,600        893
      6,000        271           5,000        226           5,000        226           5,000        226
      8,164        345           6,201        262           6,967        294           6,201        262
      4,500        385           4,000        343           4,000        343           4,000        343
     12,000        671          10,000        559          10,000        559          10,000        559
      4,800        316           4,000        263           4,000        263           4,400        290
      5,000        315           4,000        252           4,000        252           4,000        252
     27,550      1,071          24,650        954          26,100      1,011          26,100      1,011
     17,200        845          14,200        698          14,200        698          14,200        698
     12,000        666          11,000        611          11,000        611          11,000        611
========================================================================================================
                 7,807                      6,524                      6,638                      6,861
--------------------------------------------------------------------------------------------------------
     27,700      1,056          22,800        869          22,700        863          24,900        948
     18,900        454          15,000        360          15,000        360          15,000        360
     10,300      1,154           7,800        874           8,200        918           8,000        895
     12,500        373           9,000        269           9,800        293           8,700        260
     15,000      1,038          12,000        831          12,000        831          12,000        831
========================================================================================================
                 4,075                      3,203                      3,265                      3,294
--------------------------------------------------------------------------------------------------------
     25,000        609          18,000        439          20,000        488          20,000        488
     30,000        836          21,000        585          21,000        585          25,000        697
     17,500      1,033          14,100        832          14,000        825          15,200        896
     22,000        468          20,000        425          20,000        425          20,000        425
========================================================================================================
                 2,946                      2,281                      2,323                      2,506
--------------------------------------------------------------------------------------------------------
      7,900        365           5,600        259           6,700        310           6,700        310
      9,500        388           7,500        306           8,000        327           8,500        347
     19,000        893          14,000        658          16,000        752          16,000        752
      8,000        710           7,000        621           7,000        621           7,000        621
     12,000        900          10,000        750          10,000        750          10,000        750
     12,000        672           8,000        448          10,000        560          10,000        560
========================================================================================================
                 3,928                      3,042                      3,320                      3,340
--------------------------------------------------------------------------------------------------------

Portfolios of Investments
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                                                    SERIES I
------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER
                                                                                        OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------
MANUFACTURING--8.5%,
6.1%, 6.7%, 5.9%
AND 6.6%
                                     Allied-Signal                                         18,000    $   855
                                     Armstrong World Industries                             7,000        434
                                     Boeing Co.                                             9,500        745
                                     Emerson Electric Co.                                   9,000        736
                                     Fluor Corp.                                           14,000        924
                                     FMC Corp.                                              7,700        521
                                     GM Hughes Electronics Corp.                           25,000      1,228
                                     General Electric Co.                                   9,000        648
                                     Georgia-Pacific Corp.                                  6,000        412
                                     Leggett & Platt Incorporated                          25,000        606
                                     Magna International Inc.                              10,000        433
                                     Shaw Industries                                       20,000        295
                                     Textron Inc.                                          11,500        776
                                     York International Corp.                              11,900        559
                                     ========================================================================
                                                                                                       9,172
                                     ------------------------------------------------------------------------
RETAILING--2.7%, 2.1%,
2.3%, 2.0% AND 2.3%
                                 (a) Federated Department Stores                           25,000        688
                                     Gap Inc.                                                  --         --
                                     Home Depot                                             5,000        239
                                     May Department Stores Co.                             16,000        676
                                 (a) Office Depot                                          23,000        454
                                 (a) OfficeMax                                             16,000        358
                                     Pep Boys-Manny Moe & Jack                             20,000        512
                                     ========================================================================
                                                                                                       2,927
                                     ------------------------------------------------------------------------
TELECOMMUNICATIONS--
4.0%, 2.7%, 3.1%, 2.7%
AND 3.0%
                                 (a) AirTouch Communications                               30,000        848
                                     AT&T                                                  10,800        700
                                     Cincinnati Bell                                       28,000        973
                                 (a) DSC Communication                                      4,000        147
                                     SBC Communications, Inc.                              17,600      1,011
                                 (a) Tellabs Operations                                     8,000        296
                                 (a) WorldCom, Inc.                                        11,800        416
                                     ========================================================================
                                                                                                       4,391
                                     ------------------------------------------------------------------------
TRANSPORTATION--.6%,
 .5%, .5%, .4%
AND .5%
                                     Union Pacific Corp.                                    9,500        627
                                 (a) Wisconsin Central Transportation Corporation             700         46
                                     ========================================================================
                                                                                                         673
                                     ========================================================================
                                     TOTAL COMMON STOCKS--47.3%, 34.4%, 38.3%, 33.7% AND
                                     37.8%
                                     (Cost: $43,745, $51,345, $41,403, $43,231
                                     and $44,900)                                                     51,260
                                     ========================================================================

Portfolios of Investments

---------------------------------------------------------------------------------------------------------
      SERIES II                  SERIES III                 SERIES IV                     SERIES V
---------------------------------------------------------------------------------------------------------
    NUMBER                     NUMBER                     NUMBER                     NUMBER
 OF SHARES       VALUE      OF SHARES       VALUE      OF SHARES       VALUE      OF SHARES       VALUE
---------------------------------------------------------------------------------------------------------
    21,000     $   997         18,000     $   855         18,000     $   855         18,000     $   855
     9,000         558          7,000         434          7,000         434          7,000         434
    11,200         878          8,300         650          9,000         705         10,000         783
    10,000         818          8,500         695          9,000         736          9,200         752
    16,000       1,055         11,000         726         12,000         792         12,000         792
    10,500         710          7,900         534          8,100         548          8,000         541
    29,000       1,425         23,000       1,131         25,000       1,228         25,000       1,228
    10,000         720          9,000         648          9,000         648          9,000         648
     7,000         480          4,000         274          4,000         274          6,000         412
    29,000         703         25,000         606         25,000         606         25,000         606
    12,000         519         10,000         433         10,000         433         10,000         433
    22,000         325         20,000         295         20,000         295         20,000         295
    13,000         878         11,000         743         11,000         743         11,500         776
    14,700         690         10,900         512         11,900         559         11,900         559
=========================================================================================================
                10,756                      8,536                      8,856                      9,114
---------------------------------------------------------------------------------------------------------
    29,000         798         25,000         688         25,000         688         25,000         688
       400          17             --          --             --          --             --          --
     7,900         378          5,200         246          7,000         335          6,700         324
    19,000         803         14,000         592         16,000         676         18,000         761
    28,000         553         23,000         454         22,000         436         28,000         553
    19,300         432         16,000         358         16,000         358         16,000         358
    25,000         641         20,000         512         20,000         512         20,000         512
=========================================================================================================
                 3,622                      2,850                      3,005                      3,196
---------------------------------------------------------------------------------------------------------
    36,000       1,017         30,000         848         30,000         848         30,000         848
    12,300         796         10,000         648         11,000         714         10,800         700
    31,000       1,076         28,000         973         28,000         973         28,000         973
     5,000         184          4,000         147          4,000         147          4,000         147
    13,000         748         10,400         598         11,700         673         13,000         748
    10,000         370          8,000         296          8,000         296          8,000         296
    14,200         501         11,800         416         11,800         416         11,800         416
=========================================================================================================
                 4,692                      3,926                      4,067                      4,128
---------------------------------------------------------------------------------------------------------
    11,500         759          9,500         627          9,500         627          9,500         627
       800          53            600          39            700          46            700          46
=========================================================================================================
                   812                        666                        673                        673
=========================================================================================================
                60,029                     48,626                     50,714                     52,082
=========================================================================================================

Portfolios Of Investments

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                              SERIES I
-----------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE
OBLIGATIONS--1.1%,
 .8%, .9%, .8%
AND .6%
                                 Softkey International, 5.50%, 2000                       $ 400    $    297
                                 Thermo Electron, 5.00%, 2001                               500         845
                                 ==========================================================================
                                 (Cost: $903, $1,004, $903, $903 and $702)                            1,142
                                 ==========================================================================
------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--3.3%,
1.4%, 1.2%, 1.0%
AND 3.6%
                                 Yield--5.90% through 6.16%
                                 Due--January 1996
                                 (Cost: $3,597, $2,399, $1,499, $1,499 and $4,997)        3,600       3,598
                                 ==========================================================================
                                 TOTAL INVESTMENTS--98.8%, 98.8%, 98.9%,
                                 99.1% AND 99.2%
                                 (Cost: $93,121, $151,232, $109,640, $138,130 and
                                 $117,336)                                                          107,118
                                 ==========================================================================
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%, 1.2%,
                                 1.1%, .9% AND .8%                                                    1,314
                                 ==========================================================================
                                 NET ASSETS--100%                                                  $108,432
                                 ==========================================================================

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIOS OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

    Based on the cost of investments for federal income tax purposes at December 31, 1995, the unrealized appreciation and depreciation on investments is as follows:

                                                                                                        SERIES I
    -------------------------------------------------------------------------------------------------------------
    Cost of investments for federal income tax purposes                                                 $ 93,121
    -------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation                                                                         14,919
    -------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation                                                                            922
    -------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                           13,997
    -------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Portfolios of Investments

-------------------------------------------------------------------------------------------------------------
       SERIES II                  SERIES III                  SERIES IV                    SERIES V
-------------------------------------------------------------------------------------------------------------
 PRINCIPAL                  PRINCIPAL                  PRINCIPAL                  PRINCIPAL
    AMOUNT         VALUE       AMOUNT         VALUE       AMOUNT         VALUE       AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
     $ 400      $    297        $ 400      $    297        $ 400      $    297        $ 400      $    297
       600         1,014          500           845          500           845          300           507
=============================================================================================================
                   1,311                      1,142                      1,142                        804
=============================================================================================================
     2,400         2,399        1,500         1,499        1,500         1,499        5,000         4,997
=============================================================================================================
                 172,322                    125,586                    149,168                    136,648
=============================================================================================================
                   2,174                      1,390                      1,384                      1,089
=============================================================================================================
                $174,496                   $126,976                   $150,552                   $137,737
=============================================================================================================


               SERIES II                 SERIES III                  SERIES IV                   SERIES V
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                $151,232                   $109,640                   $138,130                   $117,336
-----------------------------------------------------------------------------------------------------------
                  22,178                     16,840                     11,933                     20,289
-----------------------------------------------------------------------------------------------------------
                   1,088                        894                        895                        977
-----------------------------------------------------------------------------------------------------------
                  21,090                     15,946                     11,038                     19,312
-----------------------------------------------------------------------------------------------------------

Finanicial Statements
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
(IN THOUSANDS)

                                                                                  SERIES
                                                             ------------------------------------------------
                                                                I         II        III       IV         V
-------------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $93,121, $151,232, $109,640, $138,130 and
$117,336)                                                    $107,118   172,322   125,586   149,168   136,648
Cash                                                              369       280       222        25        66
Receivable for:
  Investments sold                                              1,338     2,447     1,580     1,820     1,088
  Dividends and interest                                           92       107        90        93        92
    TOTAL ASSETS                                              108,917   175,156   127,478   151,106   137,894
=============================================================================================================

-----------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                             16        39        13        48        32
  Investments purchased                                           363       435       363       363        --
  Management fee                                                   45        73        53        63        57
  Administrative services fee                                      22        36        26        31        28
  Custodian and transfer agent
  fees and related expenses                                        25        61        31        34        31
  Other                                                            14        16        16        15         9
    Total liabilities                                             485       660       502       554       157
NET ASSETS                                                   $108,432   174,496   126,976   150,552   137,737
=============================================================================================================

-----------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------

Paid-in capital                                              $ 91,818   150,106   108,457   137,154   116,072
Undistributed net realized gain on investments                  2,609     3,195     2,630     2,633     2,396
Net unrealized appreciation on investments                     13,997    21,090    15,946    11,038    19,312
Undistributed net investment income                                 8       105       (57)     (273)      (43)
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                  $108,432   174,496   126,976   150,552   137,737
=============================================================================================================

-----------------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------------

SHARES OUTSTANDING, NO PAR VALUE                                9,972    13,840    11,930    14,256    13,660
=============================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets divided by shares outstanding)                     $10.87     12.61     10.64     10.56     10.08
=============================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENTS OF OPERATIONS
Six months ended December 31, 1995
(IN THOUSANDS)

                                                                                 SERIES
                                                             ----------------------------------------------
                                                                  I        II       III        IV         V
-----------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
  Dividends                                                  $  375       439       359       374       385
  Interest                                                    2,092     3,953     2,527     2,928     2,696
    Total investment income                                   2,467     4,392     2,886     3,302     3,081
Expenses:
  Management fee                                                269       433       313       375       339
  Administrative services fee                                   132       214       156       187       169
  Custodian and transfer agent fees and related expenses         77       148       100       104       105
  Professional fees                                              19        30        22        28        23
  Reports to shareholders                                        14        22        16        18         7
  Trustees' fees and other                                       15        14        15        14        16
    Total expenses                                              526       861       622       726       659
NET INVESTMENT INCOME                                         1,941     3,531     2,264     2,576     2,422
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                   7,392     9,206     6,889     6,473     6,598
  Change in net unrealized appreciation on investments         (956)     (246)    1,186     3,862     3,558
Net gain on investments                                       6,436     8,960     8,075    10,335    10,156
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $8,377    12,491    10,339    12,911    12,578
===========================================================================================================

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                              ----------------------------      ----------------------------
                                                        SERIES I                         SERIES II
                                              ----------------------------      ----------------------------
                                               SIX MONTHS                        SIX MONTHS
                                                 ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                              DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,
                                                  1995             1995             1995             1995
------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND
 CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------
  Net investment income                           $  1,941           4,073             3,531           7,693
  Net realized gain (loss)                           7,392           2,405             9,206           3,240
  Change in net unrealized appreciation               (956)          9,708              (246)         14,922
Net increase in net assets resulting from
operations                                           8,377          16,186            12,491          25,855
  Distribution from net investment
  income                                            (3,962)         (3,759)           (7,198)         (7,527)
  Distribution from net realized gain               (6,844)         (6,595)           (8,965)         (8,450)
Total dividends to shareholders                    (10,806)        (10,354)          (16,163)        (15,977)
Net increase (decrease) from capital
share transactions                                   4,379          (3,114)            4,831          (9,596)
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,950           2,718             1,159             282
============================================================================================================

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of period                                106,482         103,764           173,337         173,055
END OF PERIOD                                     $108,432         106,482           174,496         173,337
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD                                  $      8           2,029               105           3,772
============================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

---------------------------     ---------------------------     ---------------------------
        SERIES III                       SERIES IV                       SERIES V
---------------------------     ---------------------------     ---------------------------
 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
   ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR ENDED
DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,
    1995            1995            1995            1995            1995            1995
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
       2,264          5,003            2,576         5,865            2,422          4,118
       6,889          1,948            6,473        (1,684)           6,598         (3,553)
       1,186         13,385            3,862        21,482            3,558         20,561

      10,339         20,336           12,911        25,663           12,578         21,126

      (4,806)        (5,019)          (5,653)       (5,860)          (4,780)        (2,533)
      (6,226)        (4,317)              --            --               --             --
     (11,032)        (9,336)          (5,653)       (5,860)          (4,780)        (2,533)

       2,988         (9,451)          (8,885)      (14,279)          (4,998)        52,069
       2,295          1,549           (1,627)        5,524            2,800         70,662
===========================================================================================

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
     124,681        123,132          152,179       146,655          134,937         64,275
     126,976        124,681          150,552       152,179          137,737        134,937

          --          2,485               --         2,804               --          2,315
===========================================================================================

Notes to Financial Statements

1   DESCRIPTION OF THE FUNDS Kemper Retirement Fund Series I, II, III, IV and V
                             (the Funds) are series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

                                       FUND         MATURITY DATE
                                    ----------    ------------------
                                    Series I      November 15, 1999
                                    Series II     August 15, 2000
                                    Series III    February 15, 2002
                                    Series IV     February 15, 2003
                                    Series V      November 15, 2004

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios, as well as by a guarantee from Kemper Financial Services, Inc.
                             (KFS), the Funds' investment manager.

2   SIGNIFICANT ACCOUNTING
    POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on

Notes to Financial Statements

                             long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during limited offering periods which ended during the years 1990 through 1995, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of shares outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended December 31, 1995.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains on an annual basis, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with KFS and the Funds pay a management fee at an annual rate of .50% of average daily net assets. The Funds incurred a management fee of $1,729,000 for the six months ended December 31, 1995.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Trust pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firm services. Administrative services fees (ASF) paid are as follows:

                                                                                                ASF PAID BY KDI
                                                                        ASF PAID BY      ------------------------------
                                                                     THE FUNDS TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   -------------   --------------
                                    Six months ended December 31,
                                      1995                               $ 858,000          848,000          65,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent. For the six months ended December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $261,000 with respect to the Funds.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of KFS. During the six months ended December 31, 1995, the Trust made no payments to its officers and the Funds incurred trustees' fees of $50,000 to independent trustees.

Notes To Financial Statements

4    INVESTMENT TRANSACTIONS For the six months ended December 31, 1995, investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                             SERIES I    SERIES II    SERIES III    SERIES IV    SERIES V
                                                             --------    ---------    ----------    ---------    --------
                                    Purchases                $ 36,596      44,336       35,829        36,744      36,781
                                    Proceeds from sales        41,853      53,124       42,344        47,666      45,014

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Funds (in thousands):

                                                                           SIX MONTHS
                                                                              ENDED                  YEAR ENDED
                                                                        DECEMBER 31, 1995           JUNE 30, 1995
                                                                       -------------------      ---------------------
                                                                       SHARES      AMOUNT       SHARES       AMOUNT
                                      -------------------------------------------------------------------------------
                                       SERIES I
                                      -------------------------------------------------------------------------------
                                       Shares issued in reinvestment
                                       of dividends                      987       $10,555       1,053      $  10,275
                                      -------------------------------------------------------------------------------
                                       Less shares redeemed              533         6,176       1,260         13,389
                                      -------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE) FROM
                                       CAPITAL SHARE TRANSACTIONS        454       $ 4,379        (207)     $  (3,114)
                                      -------------------------------------------------------------------------------
                                       SERIES II
                                      -------------------------------------------------------------------------------
                                       Shares issued in reinvestment
                                       of dividends                    1,274       $15,808       1,415      $  15,925
                                      -------------------------------------------------------------------------------
                                       Less shares redeemed              828        10,977       2,086         25,521
                                      -------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE) FROM
                                       CAPITAL SHARE TRANSACTIONS        446       $ 4,831        (671)     $  (9,596)
                                      -------------------------------------------------------------------------------
                                       SERIES III
                                      -------------------------------------------------------------------------------
                                       Shares issued in reinvestment
                                       of dividends                    1,052       $10,980       1,037      $   9,388
                                      -------------------------------------------------------------------------------
                                       Less shares redeemed              721         7,992       1,919         18,839
                                      -------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE) FROM
                                       CAPITAL SHARE TRANSACTIONS        331       $ 2,988        (882)     $  (9,451)
                                      -------------------------------------------------------------------------------
                                       SERIES IV
                                      -------------------------------------------------------------------------------
                                       Shares issued in reinvestment
                                       of dividends                      538       $ 5,561         680      $   5,848
                                      -------------------------------------------------------------------------------
                                       Less shares redeemed            1,388        14,446       2,191         20,127
                                      -------------------------------------------------------------------------------
                                       NET DECREASE FROM CAPITAL SHARE
                                       TRANSACTIONS                     (850)      $(8,885)     (1,511)     $ (14,279)
                                      -------------------------------------------------------------------------------
                                       SERIES V
                                      -------------------------------------------------------------------------------
                                       Shares sold                        --       $    --       7,150      $  59,864
                                      -------------------------------------------------------------------------------
                                       Shares issued in reinvestment
                                       of dividends                      471         4,642         299          2,422
                                      -------------------------------------------------------------------------------
                                       Less shares redeemed              974         9,640       1,175         10,217
                                      -------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE) FROM
                                       CAPITAL SHARE TRANSACTIONS       (503)      $(4,998)      6,274      $  52,069
                                      ===============================================================================

Financial Highlights


                                             -------------------------------------------------------------
                                                                         SERIES I
                                             -------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                              DECEMBER 31,                 YEAR ENDED JUNE 30,
                                                  1995          1995        1994        1993        1992
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  11.19         10.67       12.57       12.01       11.05
Income from investment operations:
  Net investment income                              .23           .45         .42         .41         .42
  Net realized and unrealized gain (loss)            .65          1.20        (.78)       1.59        1.53
Total from investment operations                     .88          1.65        (.36)       2.00        1.95
Less dividends:
  Distribution from net investment income            .44           .41         .40         .42         .45
  Distribution from net realized gain                .76           .72        1.14        1.02         .54
Total dividends                                     1.20          1.13        1.54        1.44         .99
Net asset value, end of period                  $  10.87         11.19       10.67       12.57       12.01
==========================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                       8.04%        17.03       (3.76)      17.47       17.58
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                             .97%          .97         .91         .92         .92
Net investment income                               3.61%         3.96        3.32        3.19        3.37
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $108,432       106,482     103,764     122,340     116,041
Portfolio turnover rate (annualized)                  69%           63          59          61          57

Financial Highlights

                                                         -----------------------------------------------------------
                                                                                   SERIES II
                                                         -----------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED
                                                         DECEMBER 31,                 YEAR ENDED JUNE 30,
                                                             1995          1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  12.94         12.30       13.95       12.40       10.75
Income from investment operations:
  Net investment income                                         .30           .60         .56         .53         .38
  Net realized and unrealized gain (loss)                       .65          1.25       (1.04)       1.67        1.59
Total from investment operations                                .95          1.85        (.48)       2.20        1.97
Less dividends:
  Distribution from net investment income                       .57           .57         .58         .49         .25
  Distribution from net realized gain                           .71           .64         .59         .16         .07
Total dividends                                                1.28          1.21        1.17         .65         .32
Net asset value, end of period                             $  12.61         12.94       12.30       13.95       12.40
=====================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                  7.51%        16.52       (4.07)      18.18       18.35
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                        .99%          .96         .90         .95         .93
Net investment income                                          4.08%         4.54        3.91        3.83        3.98
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $174,496       173,337     173,055     202,794     187,438
Portfolio turnover rate (annualized)                             51%           47          44          51          51

Financial Highlights

                                                       ----------------------------------------------------------------
                                                                                 SERIES III
                                                       ----------------------------------------------------------------
                                                          SIX MONTHS                                          MARCH 10,
                                                            ENDED                                              1992 TO
                                                         DECEMBER 31,           YEAR ENDED JUNE 30,           JUNE 30,
                                                             1995          1995        1994        1993         1992
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.75          9.87       10.72        9.10         9.00
Income from investment operations:
  Net investment income                                         .22           .44         .40         .29          .12
  Net realized and unrealized gain (loss)                       .68          1.24        (.88)       1.51         (.02)
Total from investment operations                                .90          1.68        (.48)       1.80          .10
  Distribution from net investment income                       .44           .43         .37         .18           --
  Distribution from net realized gain                           .57           .37          --          --           --
Total dividends                                                1.01           .80         .37         .18           --
Net asset value, end of period                             $  10.64         10.75        9.87       10.72         9.10
======================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                  8.56%        18.37       (4.76)      19.96         1.11
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                                        .99%         1.00         .95         .95          .97
Net investment income                                          3.62%         4.14        3.59        3.46         3.95
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $126,976       124,681     123,132     143,632       62,536
Portfolio turnover rate (annualized)                             56%           52          47          59           12


Financial Highlights

                                              ----------------------------------------------------
                                                                    SERIES IV
                                              ----------------------------------------------------
                                               SIX MONTHS                              JANUARY 15,
                                                 ENDED                                   1993 TO
                                              DECEMBER 31,     YEAR ENDED JUNE 30,       JUNE 30,
                                                  1995          1995        1994           1993
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.07          8.83        9.57          9.00
Income from investment operations:
  Net investment income                              .21           .39         .26           .06
  Net realized and unrealized gain (loss)            .69          1.22        (.85)          .51
Total from investment operations                     .90          1.61        (.59)          .57
Less dividends from net investment income            .41           .37         .15            --
Net asset value, end of period                  $  10.56         10.07        8.83          9.57
==================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                       9.03%        18.95       (6.31)         6.33
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                             .97%          .97         .97          1.21
Net investment income                               3.44%         4.01        3.43          2.87
--------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $150,552       152,179     146,655        61,882
Portfolio turnover rate (annualized)                  48%           45          51            31

Financial Highlights

                                                         --------------------------------------------
                                                                           SERIES V
                                                         --------------------------------------------
                                                          SIX MONTHS                     NOVEMBER 15,
                                                            ENDED         YEAR ENDED       1993 TO
                                                         DECEMBER 31,      JUNE 30,        JUNE 30,
                                                             1995            1995            1994
-----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   9.53            8.15           9.00
Income from investment operations:
  Net investment income                                         .19             .28            .15
  Net realized and unrealized gain (loss)                       .72            1.31          (1.00)
Total from investment operations                                .91            1.59           (.85)
Less dividends from net investment income                       .36             .21             --
Net asset value, end of period                             $  10.08            9.53           8.15
=====================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                  9.64%          19.97          (9.44)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------
Expenses                                                        .97%           1.07           1.29
Net investment income                                          3.57%           4.01           3.13
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $137,737         134,937         64,275
Portfolio turnover rate (annualized)                             54%             73             35

NOTE FOR ALL SERIES: Total return does not reflect the effect of any sales charges.

Trustees And Officers

TRUSTEES

OFFICERS

STEPHEN B. TIMBERS
President and Trustee

JAMES E. AKINS
Trustee

ARTHUR R. GOTTSCHALK
Trustee

FREDERICK T. KELSEY
Trustee

FRED B. RENWICK
Trustee

JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee
TRACY M. CHESTER
Vice President

DENNIS H. FERRO
Vice President

JOHN E. NEAL
Vice President

JOHN E. PETERS
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER
                           KEMPER DISTRIBUTORS, INC.
                           120 South LaSalle Street
                           Chicago, IL 60603

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